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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                               Date: June 30, 1998
                        (Date of earliest event reported)


                         Commission File Number: 0-28912


                              INNOPET BRANDS CORP.
                              --------------------
           (Name of small business issuer as specified in its charter)


                       Delaware                          65-0639984
                       --------                          ----------
             (State or Other Jurisdiction             (I.R.S. Employer
           of Incorporation or Organization)         Identification No.)


                        1 East Broward Blvd., Suite 1100
                         Fort Lauderdale, Florida 33301
                         ------------------------------
                    (Address of Principal Executive Offices)



                                 (954) 453-2400
                                 --------------
                (Issuer's Telephone Number, Including Area Code)

Item 5.  Other Events

On June 30, 1998, Burnett W. Donoho, a Director of InnoPet Brands Corp. (the "Company"), was appointed Chief Executive Officer. On such date, the Board of Directors (the "Board") accepted the resignations of Richard P. Greene, Albert
A. Masters and John Bieber. Also on such date, Robert Holz and Timothy Keating were elected to serve as Directors of the Company.

On July 17, 1998, the Board accepted the resignation of Marc Duke as Chairman of the Board and Director.















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


                                    SIGNATURE

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              InnoPet Brands Corp.




Date:    July 31, 1998        By:  /s/Michael L. Winer
                                   --------------------------------------------
                                   Michael L. Winer, Vice President
                                   and CFO (Chief Accounting Officer)





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